Exhibit 10.1

SECOND AMENDMENT TO LOAN AGREEMENT AND LOAN DOCUMENTS

THIS SECOND AMENDMENT TO LOAN AGREEMENT AND LOAN DOCUMENTS (this “Amendment”) is entered into as of April 2, 2018, between CENTERSTATE BANK CORPORATION, a Florida corporation formerly known as CenterState Banks, Inc. (“Borrower”), and NEXBANK SSB (“Lender”).

R E C I T A L S

A.Borrower and Lender are parties to that certain Loan Agreement dated as of April 8, 2015 (as it may be amended, modified, supplemented, restated or amended and restated from time to time, the “Loan Agreement”). Unless otherwise indicated herein, all terms used with their initial letter capitalized are used herein with their meaning as defined in the Loan Agreement and all Section references are to Sections in the Loan Agreement.

B.Borrower has changed its name from CenterState Banks, Inc. to Centerstate Bank Corporation.

C.CenterState Bank, National Association, a wholly-owned subsidiary of Borrower formerly known as CenterState Bank of Florida NA (“Bank”), has changed its name from CenterState Bank of Florida, NA to CenterState Bank, National Association.

D.Borrower and Lender have agreed, subject to the terms, conditions, and representations set forth herein, to extend the maturity date of the Loan Agreement.

E.Borrower and Lender desire to amend the Loan Documents, subject to the terms, conditions, and representations set forth herein, as requested by Borrower.

F.Borrower and Lender agree to the other terms and provisions provided below, subject to the terms, conditions, and representations set forth herein.

NOW, THEREFORE, in consideration of these premises and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree, as follows:

1.	Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth herein, the Loan Agreement is amended as follows:

(a)The definition of “Maturity Date” in Section 1.61 the Loan Agreement is hereby amended and restated in its entirety to read as follows:

1.61  Maturity Date. Shall be April 1, 2021.

(b)The Loan Agreement and each of the other Loan Documents is hereby amended to replace any references to “CenterState Banks, Inc.” with “CenterState Bank Corporation”.

(c)The Loan Agreement and each of the other Loan Documents is hereby amended to replace any references to “CenterState Bank of Florida, NA” with “CenterState Bank, National Association”.

(d)All references in the Loan Documents to the Loan Agreement and any other Loan Document shall henceforth include references to such documents, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.

(e)Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

2.

Conditions Precedent. Notwithstanding any contrary provision, this Amendment shall be effective on the first day upon which all of the following conditions precedent have been satisfied (the “Effective Date”):

(a)Lender shall have received counterparts of this Amendment executed by Borrower and Lender;

(b)Lender shall have received a counterpart of the Second Amended and Restated Promissory Note executed by Borrower (the “Second Amended and Restated Note”);

(c)Lender shall have received counterparts of that certain Waiver Letter dated as of the date hereof, executed by Borrower and Lender (the “Waiver Letter”);

(d)Lender shall have received an officer’s certificate of an authorized officer of Borrower certifying and attaching (i) true and correct copies of Borrower’s most recent Constituent Documents and Bank’s most recent bylaws, (ii) a true and correct copy of such resolutions of the board of directors or similar governing body of Borrower authorizing this Amendment and the Second Amended and Restated Promissory Note, (iii) a certificate of good standing from the Borrower’s jurisdiction of formation and any other jurisdiction wherein the failure to be qualified and in good standing would cause a Material Adverse Change and (iv) an incumbency of officers;

(e)Lender shall have received (i) the results of a Uniform Commercial Code search showing all financing statements and other documents or instruments on file against Borrower in the office of the Secretary of State of Florida and (ii) Uniform Commercial Code financing statements and amendments in form and substance satisfactory to Lender in its sole discretion, in each case listing Borrower as debtor and covering the Collateral;

(f)Lender shall have received satisfactory evidence that Borrower has paid the fees and expenses of counsel described in Section 6 below;

(g)No Default or Event of Default, other than as waived by the Waiver Letter, shall have occurred and be continuing or shall result after giving effect to this Amendment;

(h)Lender shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as Lender or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to Lender (it being agreed that execution of this Amendment by Lender shall evidence that the foregoing conditions have been fulfilled).

3.

Post-Closing Obligation. On or before April 30, 2018 (or such later date as Lender may agree in its sole discretion), Borrower will deliver to Lender a true and correct copy of Bank’s most recent articles formation, together with all amendments, supplements, restatements or other modifications thereto, certified by the appropriate governmental official of the jurisdiction or agency with respect to which Bank is formed (the failure by Borrower to so perform or cause to be performed such obligation, shall constitute an Event of Default).
4.

Reaffirmation of Loan Documents and Liens. Except as amended and modified hereby, any and all of the terms and provisions of the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed by Borrower. Except as amended and modified hereby, any and all of the terms and provisions of the Loan Documents to which each Borrower hereby agrees that, except as expressly provided in this Amendment, the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of Borrower under the Loan Agreement and the other Loan Documents or the Liens securing the payment and performance thereof. Borrower further confirms that the liens and security interests in the Collateral created under the Loan Documents secure, among other indebtedness, Borrower’s obligations under the Loan Documents, and all modifications, amendments, renewals, extensions, and restatements thereof.

5.

Representations and Warranties.  As a material inducement for Lender to enter into this Amendment, Borrower hereby represents and warrants to Lender (with the knowledge and intent that Lender is relying upon the same in consenting to this Amendment) that as of the Effective Date, and after giving effect to the transactions contemplated by this Amendment: (a) all representations and warranties in the Loan Agreement and in all other Loan Documents are true and correct in all material respects, as though made on the date hereof, except to the extent that (i) any of them speak to a different specific date or may have otherwise been made inaccurate by the mere passage of time; or (ii) the facts or circumstances on which any of them were based have been changed by transactions or events not prohibited by the Loan Documents; (b) other than as waived by the Waiver Letter, no Default or Event of Default exists under the Loan Documents or will exist after giving effect to this Amendment; (c) this Amendment has been duly authorized and approved by all necessary organizational action and requires the consent of no other Person, and is binding and enforceable against Borrower in accordance with its terms; and (d) the execution, delivery and performance of this Amendment in accordance with its terms, does not and will not, by the passage of time, the giving of notice, or otherwise: (i) require any governmental approval, other than such as have been obtained and are in full force and effect, or violate any applicable law relating to Borrower; (ii) conflict with, result in a breach of, or constitute a default under the Constituent Documents of Borrower thereof, or any indenture, agreement, or other instrument to which Borrower is a party or by which they or any of their properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by Borrower.

6.

Fees, Costs and Expenses.  Borrower agrees to pay promptly the reasonable and documented fees and expenses of counsel to Lender for services rendered in connection with the preparation, negotiation, reproduction, execution, and delivery of this Amendment and all related documents.

7.	Miscellaneous.
(a)

This Amendment shall be deemed to constitute a Loan Document for all purposes and in all respects.  Each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Loan Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Loan Agreement to the “Loan Agreement”, shall mean and be a reference to the Loan Agreement as amended by this Amendment.

(b)

The Loan Documents shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed.  The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any rights, power or remedies of Lender under any Loan Document, nor constitute a waiver under any of the Loan Documents.

(c)	All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
(d)

This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

(e)

THIS AMENDMENT, THE LOAN AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(f)

The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

(g)

Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(h)	This Amendment shall be construed in accordance with and governed by the laws of the State of Texas.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment in multiple counterparts, effective as of Effective Date.

BORROWER:

CENTERSTATE BANK CORPORATION,
a Florida corporation formerly known as CenterState Banks, Inc.

By:	/s/ Stephen D. Young
Name: Stephen D. Young
Title: EVP and COO

Signature Page to Second Amendment to Loan Agreement and Loan Documents

LENDER:

NEXBANK SSB

By:	/s/ Rhett A. Miller, III
Name: Rhett A. Miller, III
Title: EVP and CLO

Signature Page to Second Amendment to Loan Agreement and Loan Documents